                                                                 Exhibit 10.10.1


THIS ARRANGEMENT is made and entered into as of the 1st day of September 1997 between

(1) American European Middle East Corporation LLC (hereinafter referred to as "AEMEC" a limited liability company in the state of Georgia, United States of America, headquartered in Dubai, UAE; and
(2) Middle East Colleges LTD (hereinafter referred to as "MEC"), a BVI company headquartered in Dubai, UAE.
(3) The terms of this arrangement shall terminate May 31, 1998 unless extended by the mutual express written consent of both parties.


WHEREAS

(1) The parties hereto had entered into agreements dated October 1st 1995 & January 24th 1996 (hereinafter known as the "Original Agreements") governing the relationship between themselves in the opening and operation of a branch campus of the American College now known as The American Intercontinental University, located in Dubai, UAE.
(2) At the request of AEMEC, the parties hereto wish to enter into an agreement to modify temporarily their fee and compensation entitlements thereunder.


NOW THEREFORE, the parties hereto agree upon the following:

1. MEC for the purpose of this arrangement only, agrees to rearrange the distribution of profits for Fiscal 1998 only (June 1, 1997 - May 31,
         1998), such that the profit entitlements thereunder shall be distributed to the parties as follows:

         MEC               49.9%
         AEMEC             50.1%

2. In consideration for such arrangement AEMEC agrees to MEC being compensated in lieu of the above by way of the American University in Dubai (AUD) reimbursing MEC for its capital contribution and services rendered, in quarterly installments based upon the attached Exhibit A.

3. This Arrangement shall expires at the end of June 1998 but can be renegotiated annually by the mutual express written consent of both parties taking into consideration the capital Contribution and the resources and services contributed by MEC.

4. In the event that MEC and AEMEC cannot reach a mutual agreed upon reimbursement Arrangement in writing, then the agreement for the following years will automatically revert to the previously agreed upon formula (65% MEC and 35% AEMEC).

5. This temporarily Arrangement shall in no way, whether explicitly or implicitly change or modify any other terms and conditions of the original agreement which shall remain in full force and effect , nor shall this Arrangement be construed to be a permanent amendment to the original agreements nor to confer upon either party any rights, power privileges which is otherwise not contained in the original agreements.

IN WITNESS WHEREOF, the parties hereto have signed this Arrangement on the date and place above mentioned in two (2) copies, one of which shall be retained by each signatory.


AMERICAN EUROPEAN MIDDLE EAST CORPORATION, LLC

By:      /s/   Steve Bostic
         ------------------
         Steve Bostic
Its:     President


MIDDLE EAST COLLEGE, LTD.;

By:      /s/   Elias Bou Saab
         --------------------
         Elias Bou Saab
Its:     Director

EXHIBIT A

           FISCAL 1998 BUDGET                                       NEW           OLD
                                                                 ----------    ----------

           REVENUES                                                  5,723         5,723
           REIMBURSEMENT FOR SERVICES TO MEC                           807             -
           EXPENSES                                                  3,046         3,046
                                                                     -----         -----
           TOTAL EXPENSES                                            3,853         3,046
                                                                     -----         -----
           CONTRIBUTION                                              1,870         2,677
                                                                     -----         -----
                                                                     -----         -----

           DISTRIBUTION TO OWNERS
           MEC                                                         933         1,740
           ---
           AEMEC
           -----
           AEC                                                         796           796
           MARK BARNETTE                                               141           141
                                                                     -----         -----
           TOTAL                                                       937           937